UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2018

COLONY NORTHSTAR, INC. (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 282-8820
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of 2018 Annual Meeting of Stockholders

On May 8, 2018, Colony NorthStar, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders at which (i) directors were elected, (ii) the compensation paid to the Company’s named executive officers as of December 31, 2017 was approved in an advisory vote, and (iii) the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company was ratified in an advisory vote. The proposals are described in detail in the Company’s 2018 definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 3, 2018 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.
Proposal 1: Election of Directors

The following persons comprising the entire previous board of directors of the Company were duly elected as directors of the Company until the 2019 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified by the following vote:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas J. Barrack, Jr.	399,252,092	13,765,768	536,848	73,274,831
Richard B. Saltzman	395,159,062	17,823,634	572,012	73,274,831
Douglas Crocker II	400,368,694	12,574,630	611,384	73,274,831
Nancy A. Curtin	395,834,812	17,141,666	578,230	73,274,831
Jon A. Fosheim	399,862,016	12,887,165	805,527	73,274,831
Justin E. Metz	384,967,517	27,983,204	603,987	73,274,831
George G. C. Parker	400,205,553	12,738,400	610,755	73,274,831
Charles W. Schoenherr	386,114,500	26,835,106	605,102	73,274,831
John A. Somers	400,089,333	12,864,947	600,428	73,274,831
John L. Steffens	394,623,678	18,326,202	604,828	73,274,831
Proposal 2: Approval (on an advisory, non-binding basis) of Executive Compensation
The Company’s stockholders approved (on an advisory, non-binding basis) the compensation of the Company’s named executive officers as of December 31, 2017 as described in the Compensation Discussion and Analysis and executive compensation tables of the Proxy Statement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
315,283,339	96,524,222	1,747,147	73,274,831

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
477,380,494	7,091,372	2,357,673	–

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2018	COLONY NORTHSTAR, INC.

		By:	/s/ Darren J. Tangen
Darren J. Tangen
Chief Financial Officer and Treasurer